SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  09/01/2009

Great Wall Builders Ltd.,
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Texas	333-153182	71-1051037
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2620 Fountainview #115B
Houston, Texas 77057
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

281-575-0636
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant ’ s Certifying Accountant.

On 09/01/ 2009, we dismissed Seale and Beers, CPAs (“Seale”) as our independent registered public accounting firm. We engaged a new independent registered public accounting firm, DeJoyaGrifith & Company , LLC (“DeJoyaGrifith”) on 09/03/2009. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i)	Seale was dismissed as our independent registered public accounting firm effective on 09/01/2009
(ii)
Seale has been our auditors since August 3 , 2009 and Seale has not filed any reports on our financial statements and therefore did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

	(iii)	The termination of Seale and engagement of DeJoyaGrifth was approved by our board of directors.
(iv)
We and Seale did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials and subsequent interim period through the date of dismissal, which disagreements, if not resolved to the satisfaction of Seale, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

	(v)	During the period from August 3, 2009 through the date of dismissal, we did not experience any reportable events.
On 9/03/2009, we engaged DeJoyaGrifth to be our independent registered public accounting firm.
(b)	(i)
Prior to engaging DeJoyaGrifth, we had not consulted DeJoyaGrifth regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with DeJoyaGrifth regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	We did not have any disagreements with Seale and therefore did not discuss any past disagreements with Seale.

(c)		We have requested Seale to furnish us with a letter addressed to the SEC stating whether Seale agrees with the statements made by us regarding Seale.

Item 9.01   Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         N/A

(b)	PRO FORMA FINANCIAL INFORMATION.

         N/A

(d)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Seale and Beers, CPAs

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wall Builders Ltd.,
09/03/,2009.	By:	/s/ Tian Jia
Tian Jia
Title: Chief Executive Officer and Chief Financial Officer